SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 1, 1997
                        --------------------------------


                         INDUSTRIAL IMAGING CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-15520                                          05-396504
       -------                                          ---------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Lowell Research Center
--------------------------
847 Rogers Street, Lowell Massachusetts                             01852
---------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)


                                 (508) 937-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                February 1, 1997



Item                                                                      Page
----                                                                      ----

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS                      1

ITEM 5.           OTHER EVENTS                                              2

ITEM 7.           EXHIBIT                                                   3

SIGNATURE                                                                   4


                                       -i-





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

         On December 5, 1996, the shareholders of Orbis, Inc. ("Orbis") (the predecessor to Industrial Imaging Corporation (the "Company")) approved a resolution, among other resolutions as previously reported, to approve an exchange (the "Exchange") of shares between the Company and shareholders of Triple I Corporation ("Triple I").

         The shareholder vote was part of a transaction whereby Triple I shareholders exchanged 100% of Triple I outstanding Common Stock, $.01 par value per share, for 90% ownership of the Company on an undiluted basis and 93.3% ownership on a fully diluted basis. As a result of the Exchange, the Company is now led by Triple I management. Triple I remains a subsidiary of the Company. The Exchange was completed on February 1, 1997.

         Triple I designs, manufactures and markets automated optical, vision and industrial imaging systems for inspection and identification of defects in printed circuit boards ("PCB") and laser plotters for creating PCB artwork and photo-tools.






ITEM 5.  OTHER EVENTS.
         -------------

         On November 28, 1994, Triple I Corporation ("Triple I"), a subsidiary to the Company, and Polaroid Corporation ("Polaroid") entered into a License and Collaboration Agreement ("Collaboration Agreement"). Under the Collaboration Agreement, Polaroid and Triple I are granted royalty free access to each others' patents, technology, and know-how for use in their respective fields of business for a period of eight (8) years. Triple I is also granted the exclusive right to market and sell Polaroid's Helios(TM) film ("Helios(TM) Film") to the printed circuit board ("PCB") market. To maintain this exclusive right, Triple I is required to achieve certain performance milestones ("Performance Milestones"), which include sales requirements for the Helios(TM) Film and for the imaging systems that utilize the Helios(TM) Film (which shall be referred to as "Plotters"). As of February 1, 1997, Triple I had achieved only 25% of the annual sales requirement for the Helios(TM) Film and 10% of the annual sales requirement for the Plotters. On January 7, 1997, Triple I and Polaroid agreed that Polaroid will not act with respect to the quarterly performance milestones under the Collaboration Agreement until May 31, 1997, the date by which the annual Performance Milestones must be met. If Triple I does not achieve the annual Performance Milestones by May 31, 1997, and no assurances can be given that Triple I will reach such Performance Milestones by that date, Triple I's exclusive right to sell and market the Helios(TM) Film to the PCB market could at Polaroid's option be converted to a nonexclusive right. Although no such Performance Milestones apply to Triple I's agreement with Polaroid granting it access to Polaroid's other technology, loss of the exclusive rights to sell and market the Helios(TM) Film to the PCB market could have a material adverse effect on Triple I's business and financial condition.


                                        2



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         a. Audited Financial Statements and Pro Forma Financial Information. It is impracticable to provide the required financial statements and pro forma financial information at this time. The Company intends to file the required financial statements and pro forma financial information as soon as practicable, but in no event later than 60 days after the date this report must be filed.

         b. Exhibits. The following exhibit was filed as part of the Company's Form 8-K filed with the Commission on December 20, 1996 and is incorporated herein by reference:

                  Exhibit
                     No.               Title
                     ---               -----

                     2b Form of the Shareholders Agreement by and among Orbis, Inc., Triple I Corporation and the Shareholders of Triple I Corporation.


                                        3




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDUSTRIAL IMAGING CORPORATION


                                           By:/s/Juan J. Amodei
                                              ---------------------------
                                              Juan J. Amodei, Ph.D.
                                              Chief Executive Officer

Date: February 18, 1997
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